      As filed with the Securities and Exchange Commission on June 6, 1995

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):    June 6, 1995


                          DUKE REALTY INVESTMENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Indiana                        1-9044                         35-1740409
 (State or other               (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
  incorporation)


                       8888 Keystone Crossing, Suite 1200
                              Indianapolis, Indiana                 46240
                      (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code:   (317) 574-3531



                                 NOT APPLICABLE
            (Former name or former address changed since last report)



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Item 5.   Pursuant to a reorganization which occurred on October 4, 1993, Duke
          Realty Investments, Inc. acquired substantially all of the properties and businesses of Duke Associates, a full-service commercial real estate firm operating in the Midwest. In connection with the reorganization, the audited financial statements of Duke Realty Limited Partnership (an 84%-owned subsidiary of Duke Realty Investments, Inc.) as of December 31, 1994 and 1993 and for each of the years in the three-year period ended December 31, 1994, are being filed as an exhibit to this form.

Item 7.   Financial Statements and Exhibits

          The following exhibit is filed with this report:

          Exhibit
          Number
          ------

           99 Audited financial statements of Duke Realty Limited Partnership as of December 31, 1994 and 1993 and for each of the years in the three-year period ended
               December 31, 1994.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Duke Realty Investments, Inc.
                                         (Registrant)


Date:     June 6, 1995            By: /s/  Dennis D. Oklak
                                     ------------------------------
                                      Dennis D. Oklak
                                      Vice President and Treasurer